Income Taxes	12 Months Ended
Dec. 28, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 18 – INCOME TAXES

The components of loss before provision for income taxes for Fiscal 2018 and Fiscal 2019, are as follows:

	Fiscal 2019	Fiscal 2018
Domestic	$(4,795)	$(4,840)
Foreign	(434)	(1,639)
Loss before provision for income taxes	$(5,229)	$(6,479)

The provision for income taxes consisted of the following:

	Fiscal 2019	Fiscal 2018
Current:
Federal	$—	$—
State	119	60
Foreign	21	39
Total current tax expense	140	99
Deferred:
Federal	49	35
State	186	11
Foreign	(710)	(123)
Total deferred tax expense	(475)	(77)
Total tax (benefit) expense	$(335)	$22

The difference between the income tax provision on income (loss) and the amount computed at the U.S. federal statutory rate is due to:

	Fiscal 2019
Income benefit provision at Federal Statutory Rate	$(1,004)	21.00%
International tax rate differentials	(13)	0.28%
U.S. Permanent differences	349	-7.29%
Other True-Ups	(325)	6.81%
State Taxes	(1,741)	36.41%
Change in valuation allowance	2,399	-50.18%
Tax provision	$(335)	7.04%

Effective for the year ended December 28, 2018, the Tax Act resulted in a new limitation on interest expense under IRC Section 163(j).  New IRC Section 163(j) limits the Company’s annual deduction of interest expense to the sum of business interest income and 30 percent of the adjusted taxable income of the Company. The limitation for the year ended December 28, 2019 resulted in disallowed interest of $6,756, which can be carried forward indefinitely.

The Company has not provided for additional income or withholding taxes for any undistributed foreign earnings, nor have any taxes been provided for the outside basis difference inherent in these entities as the Company’s assertion is to indefinitely reinvest in foreign operations. Additionally, due to withholding tax, basis computations, and other related tax considerations, it is not practicable to estimate any taxes to be provided on outside basis differences at this time. Based on the amount of foreign undistributed earnings through December 31, 2019, we believe any such tax liability would be insignificant to the financial statements.

Our deferred tax assets (liabilities) are as follows:

	Fiscal 2019	Fiscal 2018
Deferred tax assets
Net operating loss carryforward	$5,858	$5,393
Tax credit, deduction and capital loss carryforward	2,327	2,504
Share-based compensation	847	687
Debt issuance costs	333	660
Accrued expenses and other liabilities	454	615
Interest limitation and carryforward	3,639	1,155
Operating lease liabilities	731	—
Total deferred tax assets	14,189	11,014
Less: valuation allowance	(11,948)	(9,619)
Deferred tax assets, net of valuation allowance	2,241	1,395

Deferred tax liabilities:
Deprecation	1,557	1,461
Basis differences in acquired intangibles	1,433	1,852
Operating lease - Right-of-use assets	731	—
Total deferred tax liabilities	3,721	3,313
Deferred tax liability	$(1,480)	$(1,918)

During Fiscal 2019 and Fiscal 2018, the Company has federal net operating losses (“NOLs”) of $14,371 and $15,264 that begin to expire in 2029.  As of November 15, 2018, the company had a change in ownership under Section 382 which limits the amount of useable NOLs going forward. As such, the company reduced the Federal NOL available by $7,220. As of December 28, 2019 and December 29, 2018, the Company has state operating losses of $47,581 and $31,922 that begin to expire in 2030, and foreign NOLs totaling $1,514 and $2,958 with an indefinite life. As of December 28, 2019 and December 29, 2018, the Company also has capital loss carryforward of $7,531 and $9,554, which, if unused, will begin to expire in 2023 and a general business credit carryforward of $248 and $248.

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in those periods in which temporary differences become deductible and/or net operating loss carryforwards can be utilized.  We consider the level of historical taxable income, scheduled reversal of temporary differences, tax planning strategies, and projected future taxable income in determining whether a valuation allowance is warranted.

During Fiscal 2019, the Company maintained a valuation allowance against its U.S. deferred tax assets. The Company’s valuation allowance increased by $2,410 during Fiscal 2019 primarily attributable to the Section 163(j) interest limitation. Additionally, the Company released the valuation allowance against the U.K. deferred tax assets. As a result of a review of the all of the Company’s operations within the U.K., management evaluated future taxable income and the Company’s reversal of deductible temporary differences  in the U.K. and concluded that a release of valuation allowance of $393 was appropriate.

During 2019, we maintained our federal and state tax attributes for unrecognized tax benefits related primarily to the treatment of stock compensation and stock options. If recognized, $674 of the unrecognized tax benefits are likely to attract a full valuation allowance, thereby offsetting the favorable impact to the effective rate.  A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Fiscal 2019	Fiscal 2018
Beginning balance	$670	$1,136
Additions for tax positions of prior years	4	—
Reductions for tax positions of prior years	—	466
Loss before provision for income taxes	$674	$670

It is reasonably possible that the amount of the unrecognized tax benefits with respect to our unrecognized tax positions will increase or decrease in the next 12 months. These changes may be the result of, among other things, method changes. However, quantification of an estimated range cannot be made at this time.  The Company has accrued zero interest and penalties as of December 28, 2019 and December 28, 2018.

The Company, or one of its subsidiaries, files its tax returns in the U.S., United Kingdom, Canada and certain state tax jurisdictions with varying statutes of limitations. The Company has no tax years under examination at this time. Additional years may be open to the extent attributes are being carried forward to an open year.